                                    EXHIBIT 1

                                    AGREEMENT

     The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: June 13, 2000               W/E ENERGY COMPANY L.L.C.


                                  By: /s/ FLOYD WILSON
                                      ------------------------------------------
                                      Floyd Wilson
                                      Managing Director


Date:  June 13, 2000              ENCAP INVESTMENTS L.L.C.


                                  By: /s/ D. MARTIN PHILLIPS
                                      ------------------------------------------
                                      D. Martin Phillips
                                      Managing Director


Date:  June 13, 2000              ENCAP ENERGY CAPITAL FUND III, L.P.

                                  BY: ENCAP INVESTMENTS L.L.C., General Partner


                                      By: /s/ D. MARTIN PHILLIPS
                                          --------------------------------------
                                          D. Martin Phillips
                                          Managing Director


Date:  June 13, 2000              ENCAP ENERGY ACQUISITION III-B, INC.


                                  By: /s/ D. MARTIN PHILLIPS
                                      ------------------------------------------
                                      D. Martin Phillips
                                      Vice President


Date:  June 13, 2000              ENCAP ENERGY CAPITAL FUND III-B, L.P.

                                  BY: ENCAP INVESTMENTS L.L.C.

                                      By: /s/ D. MARTIN PHILLIPS
                                          --------------------------------------
                                          D. Martin Phillips
                                          Managing Director

                                   SCHEDULE I

                     DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

     1. W/E ENERGY. Set forth below are the name, business address and present principal occupation of each of the managers and officers of W/E Energy. Each manager and officer of W/E Energy is a United States citizen. To the knowledge of the reporting persons, none of such individuals directly owns any Common Stock.

Name and Citizenship           Business Address                Position/Principal Occupation
--------------------           ----------------                -----------------------------
David B. Miller            3811 Turtle Creek Blvd.             David B. Miller is Managing
                           Dallas, Texas 75219                 Director of EnCap Investments

D. Martin Phillips         1100 Louisiana Street,              D. Martin Phillips is Managing
                           Suite 3150                          Director of EnCap Investments
                           Houston, Texas 77002

Floyd C. Wilson            Two Shell Plaza                     Floyd C. Wilson is Chairman
                           777 Walker Street, Suite 2400       Of the Board and
                           Houston, Texas 77002                Chief Executive Officer of
                                                               3TEC Energy Corporation


     2. EnCap Investments. Set forth below are the name and present, principal occupation or employment of each managing director of EnCap Investments. The business address of each managing director, unless otherwise indicated below, is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Each managing director of EnCap is a United States citizen. To the knowledge of the reporting persons, none of such individuals directly owns any Common Stock.

Name                     Present Principal Occupation or Employment
------------------       ------------------------------------------
Gary R. Peterson         Gary R. Petersen is a Managing Director of EnCap Investments.

D. Martin Phillips       D. Martin Phillips is a Managing Director of EnCap Investments.

David B. Miller          David B. Miller is a Managing Director of EnCap Investments.

Robert L. Zorich         Robert L. Zorich is a Managing Director of EnCap Investments.

D. Mark Leland           D. Mark Leland is a Managing Director of EnCap Investments.

     3. EnCap Acquisition III-B. The name and citizenship, business address and present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the directors and executive officers of EnCap Acquisition III-B is set forth below.

Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
Executive Officers &
Directors:

Robert L. Zorich                      1100 Louisiana Street               Director and President
                                      Suite 3150
                                      Houston, Texas  77002

David B. Miller                       1100 Louisiana Street               Director and Vice President
                                      Suite 3150
                                      Houston, Texas  77002

Gary R. Petersen                      1100 Louisiana Street               Director, Vice President and
                                      Suite 3150                          Treasurer
                                      Houston, Texas  77002

D. Martin Phillips                    1100 Louisiana Street               Director, Vice President and
                                      Suite 3150                          Secretary
                                      Houston, Texas  77002

     4. El Paso Field Services. The name and citizenship, business address and present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the directors and executive officers of El Paso Field Services is set forth below.

Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
Executive Officers &
Directors:

William A. Wise                       El Paso Energy Corporation          Director and Chairman of the
(United States Citizen)               1001 Louisiana Street               Board
                                      Houston, Texas  77002

Robert G. Phillips                    El Paso Energy Corporation          Director and President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas  77002

H. Brent Austin                       El Paso Energy Corporation          Director and Executive Vice
(United States Citizen)               1001 Louisiana Street               President
                                      Houston, Texas  77002






















Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
D. Mark Leland                        El Paso Energy Corporation          Senior Vice President and Chief
(United States Citizen)               1001 Louisiana Street               Financial Officer
                                      Houston, Texas 77002

Jeffrey I. Beason                     El Paso Energy Corporation          Vice President and Controller
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

David H. Eargle                       El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Graciela E. Martinez                  El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

C. Dana Rice                          El Paso Energy Corporation          Vice President and Treasurer
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Judy A. Vandagriff                    El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002


E. Randall West                       El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002





     5. El Paso Energy. The name and citizenship, business address and present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the directors and executive officers of El Paso Energy is set forth below.

Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
Executive Officers &
Directors:

William A. Wise                       El Paso Energy Corporation          Director, President and Chief
(United States Citizen)               1001 Louisiana Street               Executive Officer
                                      Houston, Texas 77002

H. Brent Austin                       El Paso Energy Corporation          Executive Vice President and
(United States Citizen)               1001 Louisiana Street               Chief Financial Officer
                                      Houston, Texas 77002

Ralph Eads                            El Paso Energy Corporation          Executive Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
Joel Richards III                     El Paso Energy Corporation          Executive Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

John W. Somerhalder II                El Paso Energy Corporation          Executive Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

William A. Smith                      El Paso Energy Corporation          Executive Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Britton White Jr.                     El Paso Energy Corporation          Executive Vice President and
(United States Citizen)               1001 Louisiana Street               General Counsel
                                      Houston, Texas 77002

Jeffrey I. Beason                     El Paso Energy Corporation          Senior Vice President and Controller
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Norma F. Dunn                         El Paso Energy Corporation          Senior Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Graciela E. Martinez                  El Paso Energy Corporation          Senior Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

James R. McCotter                     El Paso Energy Corporation          Senior Vice President and
(United States Citizen)               1001 Louisiana Street               Deputy General Counsel
                                      Houston, Texas 77002

Name and Citizenship                  Business Address                    Position/Principal Occupation
--------------------                  ----------------                    -----------------------------
C. Dana Rice                          El Paso Energy Corporation          Senior Vice President and
(United States Citizen)               1001 Louisiana Street               Treasurer
                                      Houston, Texas 77002

Bruce Connery                         El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Thomas G. Kilgore                     El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

David L. Siddall                      El Paso Energy Corporation          Vice President, Associate
(United States Citizen)               1001 Louisiana Street               General Counsel and Corporate
                                      Houston, Texas 77002                Secretary

Judy A. Vandagriff                    El Paso Energy Corporation          Vice President
(United States Citizen)               1001 Louisiana Street
                                      Houston, Texas 77002

Stephen C. Beasley                    El Paso Energy Corporation          President of Tennessee Gas
(United States Citizen)               1001 Louisiana Street               Pipeline Company
                                      Houston, Texas 77002

John B. Holmes, Jr.                   El Paso Energy Corporation          President of El Paso Production
(United States Citizen)               1001 Louisiana Street               Company
                                      Houston, Texas 77002

Greg G. Jenkins                       El Paso Energy Corporation          President of El Paso Merchant
(United States Citizen)               1001 Louisiana Street               Energy Group, L.L.C.
                                      Houston, Texas 77002

Robert G. Phillips                    El Paso Energy Corporation          President of El Paso Field
(United States Citizen)               1001 Louisiana Street               Services Company
                                      Houston, Texas 77002

Patricia A. Shelton                   El Paso Energy Corporation          President of El Paso Natural Gas
(United States Citizen)               1001 Louisiana Street               Company
                                      Houston, Texas 77002

Byron Allumbaugh                      Ralphs Grocery Company              Director of El Paso; retired
(United States Citizen)               610 Newport Center Drive            Chairman and Chief Executive
                                      Suite 210                           Officer of Ralphs Grocery
                                      Newport Beach, CA 92660-6475        Company

Juan Carlos Braniff                   Grupo Financiero Bancomer           Director of El Paso; Vice
(Mexican Citizen)                     Universidad 1200, Col, XOCO         Chairman of Grupo Financiero
                                      Mexico, D.F.C.P 03339               Bancomer

James F. Gibbons                      Stanford University                 Director of El Paso; Former Dean
(United States Citizen)               Paul G. Allen Center for            of Engineering at Stanford
                                      Integrated Systems                  University
                                      Room 201, (Mail Stop 4075)
                                      Stanford, CA 94305

Ronald L. Kuehn, Jr.                  2813 Shook Hill Circle              Chairman of the Board of
(United States Citizen)               Birmingham, AL 35223                El Paso; former Chairman of the
                                                                          Board of Sonat, Inc.

Ben F. Love                           Chase Bank of Texas                 Director of El Paso; Retired
(United States Citizen)               600 Travis, 18th Floor              Chairman and Chief Executive
                                      Houston, TX 77002                   Officer of Chase Bank of Texas

Max L. Lukens                         3415 Albans                         Director of El Paso; Former
(United States Citizen)               Houston, TX 77005                   Chairman, President and Chief
                                                                          Executive Officer of Baker
                                                                          Hughes Incorporated

Kenneth L. Smalley                    5 Queensview Court                  Director of El Paso; Retired Senior
(United States Citizen)               Dallas, TX 75225                    Vice President of Phillips Petroleum
                                                                          Company

Adrian M. Tocklin                     Tocklin & Associates, Inc.          Director of El Paso; President
(United States Citizen)               4961 Bacopa Lane South              and Chief Executive Officer of
                                      #801 Islamorada                     Tocklin & Associates, Inc.
                                      St. Petersburg, FL 33715

Malcolm Wallop                        Western Strategy Group              Director of El Paso;
(United States Citizen)               1401 Wilson Blvd.                   Chairman of Western Strategy
                                      Arlington, VA 22209                 Group and Frontiers of Freedom
                                                                          Foundation


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